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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


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
Date of Report (Date of earliest event reported): August 23, 2002 (August 16, 2002)
                                                 ----------------------------------
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                           Introgen Therapeutics, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                          0-21291                74-2704230
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(State or other jurisdiction           (Commission            (IRS Employer
of incorporation)                      File Number)         Identification No.)

         301 Congress Avenue, Suite 1850, Austin, Texas             78701
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            (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (512) 708-9310
                                                   -----------------------------

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          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS.

         On August 16, 2002, Elise Wang resigned from the Board of Directors of Introgen Therapeutics, Inc. (the "Company"). Ms. Wang had served as a director of the Company since January 2001, and had also served as a member of the Audit Committee of the Board of Directors during that period. The Company issued a press release on August 23, 2002 regarding this matter, which is filed as
Exhibit 99.1 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         99.1     Press Release dated August 23, 2002.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 23, 2002                    INTROGEN THERAPEUTICS, INC.


                                          /s/ THOMAS G. FINNEGAN
                                          --------------------------------------
                                          Thomas G. Finnegan, Vice President



                                      -2-

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                                INDEX TO EXHIBITS


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
   Exhibit
   Number            Description of Document
   -------           -----------------------
    99.1             Press Release dated August 23, 2002.
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